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                                                                [Conformed copy]





                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                          June 15, 2001 (May 31, 2001)
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                Date of Report (Date of earliest event reported)



                              FORTUNE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)



            Delaware                    1-9076                 13-3295276
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 (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)             File Number)          Identification No.)



         300 Tower Parkway, Lincolnshire, Illinois                60069
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        (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code      (847) 484-4400
                                                     ----------------------


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.  Acquisition or Disposition of Assets.
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     On May 31, 2001, V&S Vin & Sprit AB ("V&S"), Registrant, and certain of their subsidiaries completed transactions pursuant to which (a) V&S acquired a 10% equity interest in Jim Beam Brands Worldwide, Inc., a subsidiary of Registrant ("JBB Worldwide"), and (b) The Absolut Spirits Company, Incorporated ("Absolut Spirits") a subsidiary of V&S, purchased a 49% interest in Future Brands LLC, a joint venture that will distribute certain spirits and wine brands of V&S, JBB Worldwide and their subsidiaries. These transactions were completed pursuant to the terms of a Master Transaction Agreement ("Master Transaction Agreement") dated March 20, 2001 by and among V&S, Absolut Spirits, JBB Worldwide, Jim Beam Brands Co., a subsidiary of JBB Worldwide ("Jim Beam Brands") and Registrant.

     Pursuant to the terms of the Master Transaction Agreement, on May 31, 2001, JBB Worldwide issued to V&S 111 shares of Series A Preferred Stock (the "JBBW Preferred Stock") representing 10% of the voting power and value of the issued and outstanding voting capital stock of JBB Worldwide on a fully diluted basis. V&S paid a purchase price of $375 million for the JBBW Preferred Stock. V&S also received a purchase right to acquire additional JBBW Preferred Stock representing up to an additional 9.9% of the voting power and value of the issued and outstanding voting capital stock of JBB Worldwide on a fully diluted basis.

     Also pursuant to the terms of the Master Transaction Agreement, on May 31, 2001, Absolut Spirits purchased a 49% membership interest in Future Brands LLC, a Delaware limited liability company, from Jim Beam Brands for a purchase price of $270 million. The remaining 51% membership interest in Future Brands is held by Jim Beam Brands and JBB Worldwide. Future Brands LLC will distribute in the United States certain spirits and wine products of JBB Worldwide and its subsidiaries, including Jim Beam bourbon whiskey, Knob Creek bourbon whiskey, DeKuyper cordials, Geyser Peak and Canyon Road wines, and certain spirits and wine products of V&S and its subsidiaries, including ABSOLUT vodka and Aalborg Akvavit. Jim Beam Brands has contributed its sales and distribution network in the United States to Future Brands.

     Prior to this transaction there were no material relationships between V&S and the Registrant or its affiliates, directors or officers, or their associates.

     The foregoing description of the transactions between V&S, Registrant and their subsidiaries is qualified in its entirety by reference to the Master Transaction Agreement previously filed as Exhibit 10a1 to Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001.

     In addition, on May 31, 2001, Maxxium Worldwide, B.V. ("Maxxium"), a joint venture of Jim Beam Brands, Remy Cointreau and Highland Distillers, issued a 25% membership interest to V&S. The purchase price for the membership interest was 107 million Euros. Maxxium, which was formed in 1999 by to distribute and sell premimum wine and spirits products of Jim Beam Brands, Remy Cointreau and Highland Distillers in certain markets outside the United States, will now also distribute certain

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spirits and wine products of V&S in certain markets outside the United States.

Item 7.  Financial Statements and Exhibits.
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         (c) Exhibits.
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              2.  Master Transaction Agreement dated March 20, 2001 by and among
                  V&S Vin & Sprit AB, The Absolut Spirits Company, Incorporated, Jim Beam Brands Worldwide, Inc., Jim Beam Brands Co. and Registrant is incorporated by reference to Exhibit 10a1 to the Form 10-Q of Registrant for the quarter ended March 31, 2001.

              99. Press Release of Registrant dated May 31, 2001.





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                                    SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FORTUNE BRANDS, INC.
                                        ---------------------
                                                 (Registrant)



                                        By       /s/ Mark A. Roche
                                            --------------------------------
                                            Mark A. Roche
                                            Senior Vice President, General
                                             Counsel and Secretary


Date:  June 15, 2001


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                                  EXHIBIT INDEX



                                                                Sequentially
Exhibit                                                        Numbered Page
-------                                                         -------------

2. Master Transaction Agreement dated March 20, 2001 by and among V&S Vin & Sprit AB, The Absolut Spirits Company, Incorporated, Jim Beam Brands Worldwide, Inc., Jim Beam Brands Co. and
         Registrant is incorporated by reference to Exhibit 10a1 to the Form 10-Q of Registrant for the quarter ended March 31, 2001.

99.      Press Release of Registrant dated May 31, 2001.